Exhibit 10.1

AMENDMENT NO. 1 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

AMENDMENT NO. 1 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of May 18, 2016 (this “Amendment”), to the Senior Secured Debtor-in-Possession Credit Agreement, dated as of April 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among SunEdison, Inc., a Delaware corporation and a debtor and debtor-in-possession (“Borrower”), each lender from time to time party thereto and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement (and provide certain waivers) as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Unless expressly provided otherwise, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein”, “hereby” and each other similar reference to the Credit Agreement, and each reference to the Credit Agreement in any Loan Document shall, after this Amendment becomes effective, refer to the Credit Agreement as amended and modified by this Amendment. This Amendment shall constitute a Loan Document.

SECTION 2. Tranche B Amendments. Subject to the Administrative Agent receiving signed counterparts of this Amendment from the Borrower and the Required Tranche B Lenders, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

SECTION 3. Other Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of May 18, 2016, among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(b) Section 2.09(b) of the Credit Agreement is hereby amended by deleting the text “Final Financing Order” appearing therein and inserting the text “Interim Financing Order” in lieu thereof.

(c) Section 4.03(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) The Administrative Agent shall have received the most recent Budget and Variance Report required to be delivered prior to the Delayed Draw Borrowing Date pursuant to Sections 6.01(e) and (f), respectively, and such Budget (or the Budget then in effect in accordance with the terms of Section 6.19(e)) shall have been approved by the Required Lenders and the Required Consenting Parties and such Budget (or the Budget then in effect in accordance with the terms of Section 6.19(e)) and Variance Report shall confirm that the Loan Parties are in compliance with Section 7.15. The borrowing of the Delayed Draw Term Loans shall comply with Section 7.15 in a manner reasonably satisfactory to the Required Consenting Parties (for these purposes assuming that references to Required Lenders in Sections 6.01(e), 6.19(e) and 7.15 are references to Required Consenting Parties) and the Required Lenders.”

(d) The initial paragraph of Section 6.17(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(w) Within 30 days after the Closing Date with respect to each entity identified on Part B of Schedule 1.01(f), (x) as soon as possible, and in any event within ten (10) Business Days after the Closing Date with respect to each entity on Part A of Schedule 1.01(f), (y) on or prior to the later of (1) the date that is thirty (30) days after the Closing Date and (2) the date that the Final Financing Order is entered by the Bankruptcy Court with respect to each entity identified on Part C of Schedule 1.01(f) and (z) on or prior to the later of (1) the date that is fifteen (15) days after the First Amendment Effective Date and (2) the date that the Final Financing Order is entered by the Bankruptcy Court with respect to each entity identified on Part D of Schedule 1.01(f) (as any such period with respect to one or more such entities may be extended by the Required Lenders), in each case, cause each such entity that is a subsidiary of the Borrower to (i) become a Guarantor by executing and delivering to the Administrative Agent a Guaranty Joinder Agreement (or such other document as the Administrative Agent shall reasonably deem appropriate for the purpose of joining such entity to the Guaranty); (ii) become a party to the Pledge and Security Agreement by executing and delivering to the Administrative Agent a Pledge and Security Agreement Joinder (or such other document as the Administrative Agent shall reasonably deem appropriate for the purpose of joining such entity to the Pledge and Security Agreement); and (iii) take such other actions contemplated by Section 6.13 as though such entity were a “New Subsidiary” as referred to in Section 6.13; provided, that, notwithstanding anything to the contrary herein or in any other Loan Document, solely with respect to any Person that becomes a Loan Party after the Closing Date (and for the avoidance of doubt, not with respect to any of the entities identified on Schedule 1.01(d)):”

(e) Sections 6.19(a) and (b) of the Credit Agreement are hereby deleted in their entirety and marked as “[Reserved]”.

(f) Section 6.19(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“On or before May 25, 2016, the Debtors and the Required Lenders shall reach an agreement with respect to a sale process (the “Asset Sale Process”) for assets not identified as Designated Assets prior to such date.”

(g) Section 6.19(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“On or before June 1, 2016, the Required Lenders shall have approved either (x) the comprehensive business plan delivered in accordance with Section 4 of the First Amendment or (y) the alternate controlled liquidation budget delivered in accordance with Section 4 of the First Amendment, and upon approval thereof, the related corresponding 13-week forecast delivered in accordance with Section 4 of the First Amendment shall become, with the consent of the Required Lenders, the “Budget” then in effect until a replacement or modified Budget goes into effect in accordance with Section 6.01(e).”

(h) Schedule 1.01(f) to the Credit Agreement is hereby amended and restated in its entirety in the form attached to this Amendment as Schedule 1.01(f).

SECTION 4. Covenant. On or before May 25, 2016, the Debtors shall deliver to the Administrative Agent and the Tranche B Advisors revised versions of the comprehensive business plan, the alternate budget and, in each case, the related corresponding 13-week forecast previously delivered pursuant to Section 6.19(d) of the Credit Agreement. The Borrower and the Required Lenders agree that non-compliance with this covenant shall constitute an immediate Event of Default pursuant to Section 8.01(b) of the Credit Agreement.

SECTION 5. Other Agreements. The parties hereto agree that, notwithstanding anything to the contrary in the Loan Documents:

(a) Withdrawal from Borrower DIP Facilities Blocked Account. On the First Amendment Effective Date, the Borrower shall be permitted to withdraw from the Borrower DIP Facilities Blocked Account an aggregate amount equal to $10,000,000, which amount shall be for use in accordance with the Budget then in effect (subject to Permitted Budget Variances) or for Specified Disbursements. In connection with such withdrawal, attached hereto as Exhibit B is a DIP Facilities Blocked Account Withdrawal Notice including a reasonably detailed description of the use of the proceeds of such withdrawal.

(b) Certain Cash of the RSC Business. The Borrower previously notified the Administrative Agent and the Tranche B Advisors that approximately $3,700,000 of Cash on deposit in Australian Deposit Accounts for the RSC business was not previously reflected as available Cash in certain calculations of Cash Amount prior to the First Amendment Effective Date. After giving effect to the First Amendment Effective Date, any failure to identify such Cash in any Cash Amount Report delivered by the Borrower prior to the First Amendment Effective Date shall not constitute a Default or an Event of Default. Disbursements may be made with such Cash by or on behalf of Subsidiaries that are part of the RSC business, for use in RSC operations in Australia, and such disbursements shall not (i) be subject to the Budget or (ii) be included in any calculation of Cumulative Net Cash Flow except to the extent of any corresponding Cash Receipt included in such calculation.

(c) Certain Milestones. After giving effect to the First Amendment Effective Date, any failure to satisfy any of the requirements set forth in Section 6.19(a), (b), (c) or (e) of the Credit Agreement prior to the First Amendment Effective Date shall not constitute a Default or an Event of Default; provided that, notwithstanding anything in this Section 5(d), the Borrower shall, in all respects, comply with Sections 6.19(c) and (e) of the Credit Agreement, as amended by this Amendment.

SECTION 6. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders, as of the First Amendment Effective Date, that:

(a) No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b) Representations and Warranties True and Correct. Immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) with the same effect as if made on the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects as of such earlier date)).

(c) Power, Authorization; Enforceable Obligations. Subject to the terms of the Interim Financing Order (or the Final Financing Order, when applicable), (i) Borrower has the power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment, (ii) Borrower has taken all necessary organizational action to authorize the execution, delivery and performance by the Borrower of this Amendment, (iii) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the First Amendment Effective Date will be, duly obtained or made and that are, or on the First Amendment Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by Borrower of this Amendment, (iv) the Amendment has been duly executed and delivered on behalf of Borrower, and (v) this Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights, and (y) equitable principles (regardless of whether enforcement is sought in equity or at law).

(d) Subsidiaries. (i) Atlantic Oklahoma Wind Holdings, LLC is not a Person that the Borrower knows to exist, or if this Person does exist, it is not a Person in which the Borrower or any of its subsidiaries holds any Equity Interests, (ii) Kawailoa Wind, LLC is not a Subsidiary of the Borrower, Yieldco or Yieldco Intermediate, (iii) Kawailoa Holdings, LLC is not a Subsidiary of the Borrower, Yieldco or Yieldco Intermediate and (iv) Picture Rocks Solar, LLC is not a Subsidiary of the Borrower, Yieldco or Yieldco Intermediate.

SECTION 7. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(a) the Administrative Agent shall have received a signed counterpart of this Amendment from the Borrower, the Required Consenting Parties and the Required Lenders; and

(b) a revised Budget and a corresponding revised Schedule 7.05 shall have been delivered to the Administrative Agent and the Tranche B Advisors and approved by the Required Consenting Parties and the Required Lenders and upon such approval such revised Budget shall be the “Budget” then in effect until a replacement or modified Budget goes into effect in accordance with Section 6.01(e) or 6.19(e) of the Credit Agreement, without prejudice to the Required Lenders’ rights to approve a Budget in accordance with Section 6.01(e) or 6.19(e) of the Credit Agreement.

SECTION 8. No Waiver; Continuing Effect. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Administrative Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11. Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section of this Amendment applies equally to this entire Amendment.

SECTION 12. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement as amended hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUNEDISION, INC., as the Borrower

By:	/s/ John S. Dubel
Name: John S. Dubel
Title: Chief Restructuring Officer

[Signature Page to Amendment No. 1 to DIP Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Anca Trifa
Name: Anca Trifan
Title: Managing Director

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 1 to DIP Credit Agreement]

[Lender Signature Pages are on file with the Administrative Agent and the Borrower]

[Signature Page to Amendment No. 1 to DIP Credit Agreement]

Exhibit A

[See Attached]

SCHEDULES

1.01(a)	Prepetition First Lien Letters of Credit
1.01(c)	Closing Date Unrestricted Subsidiaries
1.01(d)	Initial Guarantors
1.01(e)	Closing Date Mortgaged Properties
1.01(f)	Specified Subsidiaries
1.01(g)(1)	Tranche A Required Consenting Parties
1.01(g)(2)	Tranche B Required Consenting Parties
2.01(a)	Initial Term Loan Commitments
2.01(b)	Delayed Draw Term Loan Commitments
2.01(e)(i)	Tranche A Roll-Up Loans
2.01(e)(ii)	Tranche B Roll-Up Loans
2.03	L/C Lenders
4.01	Closing Checklist
5.13(a)	Subsidiaries
5.13(b)	Material Equity Investments
6.14(b)	Mortgaged Property Requirements
6.17	Post-Closing Obligations
6.27	Interim and Final Priority and Treatment Memorandum of Understanding
7.01	Existing Liens
7.02	Existing Investments
7.03(b)	Certain Existing Indebtedness
7.03(c)	Certain Existing Guarantees
7.03(f)	Certain Permitted Non-Recourse Project Indebtedness
7.05	Designated Assets
7.15	Budget Compliance Covenant
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A-1	Committed Borrowing Notice
A-2	Continuation/Conversion Notice
B	Budget
C-1	Term Loan Note
C-2	L/C Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Assignment and Assumption (Tranche B Roll-Up Rights)
E-~~2~~3	Administrative Questionnaire
F	Pledge and Security Agreement
G	Guaranty
H	Intercompany Note
I	Interim Financing Order
J	Notice of Specified Related Credit Arrangement
K	DIP Facilities Blocked Account Withdrawal Notice

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NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Plan” means any plan of reorganization or plan of liquidation for each of the Cases, (a) the provisions of which are consistent with the provisions of the Post-Petition Intercreditor Arrangements and is in form and substance satisfactory to the Required Lenders or (b) which provides (i) for Payment in Full of the Obligations upon confirmation or effectiveness of such plan and (ii) market standard exculpations, indemnities and releases in favor of the Agents, the Lenders, the L/C Issuers and their Related Parties.

“Additional Designated LCs” means (i) any Prepetition First Lien Letter of Credit (other than Prepetition Designated LCs) whose expiry date will occur on or after the Closing Date but prior to the date of the entry of the Final Financing Order and (ii) any Prepetition Auto-Extension Letter of Credit (other than Prepetition Designated LCs) whose “Non-Extension Notice Date” as defined in the Prepetition First Lien Letter of Credit will occur on or after the Closing Date but prior to the date of the entry of the Final Financing Order.

“Additional L/C Issuer” means any financial institution that is an L/C Lender and is selected by the Borrower to issue one or more Letters of Credit hereunder; provided that such financial institution consents to becoming an Additional L/C Issuer and provided further that such financial institution shall become a party to this Agreement in the capacity as an L/C Issuer by executing a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and signed by the Borrower, the Additional L/C Issuer and the Administrative Agent.

“Administrative Agent” means Deutsche Bank AG New York Branch in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an administrative questionnaire in substantially the form of Exhibit E-~~2~~3 or any other form approved by the Administrative Agent.

“Affected Net Foreign Proceeds” has the meaning set forth in Section 2.05(k)(i).

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Unless the context otherwise requires, a reference herein to an Affiliate shall mean an Affiliate of the Borrower.

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permitted under Section 7.06 or Investments permitted under Section 7.02 and (b) Dispositions of Excluded Assets of the type described under clauses (v), (vii) and (viii) of the definition thereof.

“Asset Sale Process” has the meaning set forth in Section 6.19.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means (i) with respect to Tranche A Term Loans, Tranche A Roll-Up Loans, Tranche A Roll-Up Dollar Amount, Tranche B Term Loans and Tranche B Roll-Up Loans, an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form approved by the Administrative Agent and reasonably satisfactory to the Borrower~~.~~; and (ii) with respect to Tranche B Roll-Up Dollar Amount, an assignment and assumption (each an “Assignment and Assumption (Tranche B Roll-Up Rights)”) entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent and reasonably satisfactory to the Borrower.

“Assignment and Assumption (Tranche B Roll-Up Rights)” has the meaning specified in the definition of “Assignment and Assumption.”

“Attributable Indebtedness” means, on any date, in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2014, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Avoidance Actions” has the meaning specified in Section 2.17(b).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any successor thereto.

“Bankruptcy Court” has the meaning specified in the recitals hereto.

“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1% and (c) the sum of the Eurocurrency Rate then in effect that would be payable on such day for a Eurocurrency Rate Loan (after giving effect to any Eurocurrency Rate Loan “floor”) with a one-month interest period plus 1.00%. Any change in the Base Rate due to a change in the Prime Rate, the Federal defined in the Prepetition First Lien Credit Agreement), (ii) to reflect allocations of Tranche A Roll-Up Dollar Amounts among such Tranche A Roll-Up Lender and/or its affiliates and advisory clients, or (iii) any combination of the foregoing, in each case, on or prior to the date of entry of the Final Financing Order and delivered to the Administrative Agent in writing by the Prepetition First Lien Agent) under the caption “Tranche A Roll-Up Dollar Amount”, as such amount may be increased immediately prior to the entry of the Final Financing Order to reflect the amount of L/C-BA Borrowings (as defined in the Prepetition First Lien Credit Agreement) incurred by the Borrower (as defined in the Prepetition First Lien Credit Agreement) following the Petition Date, as a result of draws under the Prepetition First Lien Letters of Credit, with the related L/C-BA Advances (as defined in the Prepetition First Lien Credit Agreement), in each case, held by such Tranche A Roll-Up Lender on the date of entry of the Final Financing Order immediately prior to giving effect to the entry thereof. The Administrative Agent shall update Schedule 2.01(e)(i) on the date of entry of the Final Financing Order to reflect any such increase and deliver such updated Schedule 2.01(e)(i) to the Borrower whereupon such updated Schedule 2.01(e)(i) shall constitute Schedule 2.01(e)(i) for all purposes hereunder.

“Tranche A Roll-Up Lender” means each Prepetition First Lien Lender (or its affiliate) who made L/C-BA Advances (as defined in the Prepetition First Lien Credit Agreement) with respect to L/C-BA Borrowings (as defined in the Prepetition First Lien Credit Agreement) that are exchanged for Tranche A Roll-Up Loans in accordance with Section 2.01(e)(i).

“Tranche A Roll-Up Loans” has the meaning specified in Section 2.01(e)(i).

“Tranche A Term Loan” means each Initial Tranche A Term Loan and Delayed Draw Tranche A Term Loan.

“Tranche A Term Loan Commitment” means each Initial Tranche A Term Loan Commitment and each Delayed Draw Tranche A Term Loan Commitment.

“Tranche A Term Loan Facility” means the Initial Tranche A Term Loan Facility and the Delayed Draw Tranche A Term Loan Facility.

“Tranche B Advisors” means Akin Gump Strauss Hauer & Feld LLP, Houlihan Lokey Capital, Inc.~~,~~ and/or RPA Advisors, LLC (and such other advisors, representatives and agents acting on behalf of the Tranche B Lenders that have been appointed by the Required Tranche B Lenders from time to time). For the avoidance of doubt, Tranche B Advisors shall not have any liability with respect to or arising out of this Agreement or the other Loan Documents.

“Tranche B Exposure” has the meaning specified in the definition of “Required Lenders.”

“Tranche B Lender” means each Term Lender with any Tranche B Roll-Up Loan, Tranche B Term Loan Commitment or Tranche B Term Loan.

“Tranche B Loans” means each Tranche B Term Loan and each Tranche B Roll-Up Loan.

“Tranche B Required Consenting Parties” means, initially, each of the Persons listed on Schedule 1.1(g)(2); provided that, (a) if such Persons wish to add other Persons to such list they may do so as long as the proposed added Person holds (and continues to hold) at least 4% of each of (i) the aggregate principal amount of Tranche B Term Loans outstanding and (ii) the aggregate principal amount of Tranche B Roll-Up Loans outstanding and (b) no Person shall be a Tranche B Required Consenting Party if it does not hold any Tranche B Exposure.

“Tranche B Roll-Up Dollar Amount” means with respect to any Tranche B Roll-Up Lender the amount, if any, of the (x) Prepetition Second Lien Loans made to the Borrower (as defined in the Prepetition Second Lien Credit Agreement) and (y) Prepetition Second Lien Notes, in each case, held by such Tranche B Roll-Up Lender (or one or more of its affiliates or any investment advisory client managed or advised by such Tranche B Roll-Up Lender) set forth opposite such Tranche B Roll-Up Lender’s (or such affiliate’s or any investment advisory client’s) name on Schedule 2.01(e)(ii) (as amended from time to time (i) in connection with any assignment in respect of the Prepetition Second Lien Loans or Prepetition Second Lien Notes or any assignment of rights to Tranche B Roll-Up Loans, (ii) to reflect allocations of Tranche B Roll-Up Dollar Amounts among such Tranche B Roll-Up Lender and/or its affiliates and advisory clients, (iii) to reflect allocations among Prepetition Second Lien Loans and/or Prepetition Second Lien Notes, or (iv) any combination of the foregoing, in each case, on or prior to the ~~date of entry of the Final Financing Order and delivered to the Administrative Agent in writing by the~~ Tranche B ~~Advisors~~Roll-Up Effective Date) under the caption “Tranche B Roll-Up Dollar Amount”.

“Tranche B Roll-Up Effective Date” means the date of delivery of the Tranche B Roll-Up Effective Date Notice from the Tranche B Advisors to the Administrative Agent (it being understood and agreed that the Tranche B Roll-Up Effective Date shall be no earlier than the date that is two (2) Business Days after the Delayed Draw Borrowing Date).

“Tranche B Roll-Up Effective Date Notice” has the meaning specified in Section 2.01(e)(ii).

“Tranche B Roll-Up Lender” means each Prepetition Second Lien Lender (or its affiliate) and each Prepetition Second Lien Noteholder (or its affiliate) whose portion of Prepetition Second Lien Loans or Prepetition Second Lien Notes, as applicable, are exchanged for Tranche B Roll-Up Loans in accordance with Section 2.01(e)(ii).

“Tranche B Roll-Up Loans” has the meaning specified in Section 2.01(e)(ii).

“Tranche B Roll-Up Obligations” shall mean (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Tranche B Roll-Up Loans made to the Borrower under this Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower owed under or pursuant to this Agreement and each other Loan Document with respect to the Tranche B Roll-Up Loans or otherwise owing, due or payable to a Tranche B Roll-Up Lender (in its capacity as such), including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual payment of all obligations of each other Loan Party under or pursuant to each of the Loan Documents with respect to the Tranche B Roll-Up Loans or otherwise owing, due or payable to a Tranche B Roll-Up Lender (in its capacity as such).

“Tranche B Term Loan” means each Initial Tranche B Term Loan and each Delayed Draw Tranche B Term Loan.

held by (and owing by the Borrower to) the Tranche A Roll-Up Lenders (the “Tranche A Roll-Up Loans”) in an aggregate principal amount for each such Tranche A Roll-Up Lender equal to such Tranche A Roll-Up Lender’s Tranche A Roll-Up Dollar Amount. Notwithstanding anything to the contrary contained herein, at the option of the applicable Tranche A Roll-Up Lender, the L/C-BA Borrowings (as defined in the Prepetition First Lien Credit Agreement) that were made by (or the L/C-BA Advances (as defined in the Prepetition First Lien Credit Agreement) participated in by) a Prepetition First Lien Lender that is an affiliate of such Tranche A Roll-Up Lender may be substituted, exchanged and prepaid under this Section 2.01(e)(i) for Tranche A Roll-Up Loans held by such Tranche A Roll-Up Lender, and such Tranche A Roll-Up Lender may hold Tranche A Roll-Up Loans as a Tranche A Roll-Up Lender in lieu and instead of such Prepetition First Lien Lender.

(ii) Subject to the terms and applicable conditions set forth herein and in the Financing Orders, an aggregate principal amount of (x) Prepetition Second Lien Loans made to the Borrower (as defined in the Prepetition Second Lien Credit Agreement) held by each Tranche B Roll-Up Lender equal to such Tranche B Roll-Up Lender’s Tranche B Roll-Up Dollar Amount and (y) Prepetition Second Lien Notes held by each Tranche B Roll-Up Lender equal to such Tranche B Roll-Up Lender’s Tranche B Roll-Up Dollar Amount, in the case of each of clauses (x) and (y) above, is, as of the date of ~~entry of the Final Financing Order~~ delivery of a written notice from the Tranche B Advisors to the Administrative Agent, which notice shall attach (I) a master Assignment and Assumption reflecting the Tranche B Lenders and their respective Tranche B Loans, (II) a chart reflecting the Tranche B Term Loans held by each Tranche B Lender and (III) a revised Schedule 2.01(e)(ii) setting forth each Tranche B Roll-Up Lender’s Tranche B Roll-Up Dollar Amount (with an aggregate Tranche B Roll-Up Dollar Amount equal to $350,000,000), in each case, as of such date (the “Tranche B Roll-Up Effective Date Notice”), hereby substituted and exchanged for (and prepaid by) and deemed to be Loans issued and outstanding hereunder (the “Tranche B Roll-Up Loans”) in an aggregate principal amount equal to such Tranche B Roll-Up Lender’s Tranche B Roll-Up Dollar Amount. Each Tranche B Roll-Up Lender that held Prepetition Second Lien Notes that were deemed exchanged for Tranche B Roll-Up Loans in accordance with the immediately preceding sentence shall use its commercially reasonable efforts to deliver, or cause to be delivered, to the Prepetition Second Lien Notes Trustee such Prepetition Second Lien Notes so exchanged within ten (10) Business Days of the ~~date such exchange is consummated~~Tranche B Roll-Up Effective Date.

(iii) Amounts of Tranche A Roll-Up Loans or Tranche B Roll Up Loans issued or deemed issued under this Section 2.01(e) that are repaid or prepaid may not be reborrowed.

2.02 Borrowings, Conversions and Continuations of Term Loans; Withdrawals from DIP Facilities Blocked Accounts.

(a) Each Committed Borrowing and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (New York City time) (or such later time agreed to by the Administrative Agent in its sole discretion), three (3) Business Days prior to the requested date of any Committed Borrowing of or continuation of Eurocurrency Rate Loans or one (1) Business Day prior to the requested date of any Committed Borrowing of Base Rate Loans (it being agreed that the Administrative Agent, in its sole discretion, may agree to same day notice with respect to the funding of the Initial Term Loans on the Closing Date). Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower; provided that any Term Loan Borrowing Notice shall be signed by the Chief Restructuring Officer (or, prior to the appointment of the Chief Restructuring Officer, a Financial Officer of the Borrower). Each Committed Borrowing of or

(iii) Accrued and unpaid interest on past due amounts pursuant to this Section 2.08(b) (including interest on past due interest) shall be due and payable upon demand.

(iv) This Section 2.08(b) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 10.01.

(c) Payment of Interest. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Subject to Section 2.08(d) with respect to Tranche B Roll-Up Loans, interest that accrues from time to time on any Loan shall be payable in Cash at the times required pursuant to this Agreement.

(d) Tranche B Roll-Up Loans. Notwithstanding anything to the contrary in any Loan Document:

(i) Interest that accrues from time to time on any Tranche B Roll-Up Loans shall be capitalized, compounded and added to the unpaid principal amount of such Roll-Up Loans on the applicable interest payment date set forth in Section 2.08(c) (the “PIK Interest”). Amounts representing the PIK Interest in respect of any Tranche B Roll-Up Loans shall be treated as Tranche B Roll-Up Loans for all purposes of this Agreement and the other Loan Documents and shall bear interest in accordance with this Section 2.08. No interest that accrues from time to time on any Tranche B Roll-Up Loan shall be payable in Cash prior to the Maturity Date.

(ii) On the ~~Delayed Draw Borrowing~~ Tranche B Roll-Up Effective Date, the initial principal amount of the Tranche B Roll-Up Loans of each applicable Lender shall be increased by an amount equal to the interest that would have accrued on such Tranche B Roll-Up Loans from the period commencing on the Closing Date through the ~~Delayed Draw Borrowing~~Tranche B Roll-Up Effective Date, calculated as though such Tranche B Roll-Up Loans had been made on the Closing Date and accrued interest during such period at the Eurocurrency Rate plus the Applicable Rate; provided that, notwithstanding anything to the contrary (including the adequate protection provisions in the Financing Orders), any increase pursuant to this Section 2.08(d)(ii) shall be without reduction for interest accrued as adequate protection pursuant to the Interim Financing Order on the applicable Prepetition Second Lien Loans and/or the Prepetition Second Lien Notes that were rolled-up into such Tranche B Roll-Up Loans and such interest accrued as adequate protection shall be deemed reduced by the amount of such increase hereunder.

2.09 Fees.

(a) [Reserved]

(b) From and after the entry of the Interim Financing Order, the Borrower agrees to pay to each applicable Lender (other than any Defaulting Lender), through the Administrative Agent, on or before the date that is two (2) Business Days after the last Business Day of each month, and on the Delayed Draw Borrowing Date (with respect to Delayed Draw Term Loan Commitments terminating on such date), a commitment fee (the “Unused Term Loan Commitment Fee”) on the daily average undrawn amount of the Delayed Draw Term Loan Commitment (whether or not then available) of such Lender during the preceding month or ending with, as applicable, the date on which the last of the Delayed Draw Term Loan Commitments of such Lender shall be terminated) at the rate per annum

L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and thereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the other Agents, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including (i) all or a portion of its Commitment, (ii) the Loans (including for purposes of this subsection (b), participations in L/C Obligations) ~~and~~, (iii) all or a portion of its rights to receive or be issued Tranche A Roll-Up Loans hereunder and (iv) all or a portion of its rights to receive or be issued Tranche B Roll-Up Loans hereunder; provided that, for the avoidance of doubt, any right to receive or be issued Tranche B Roll-Up Loans must be assigned pursuant to a Right to Tranche B Roll-Up Loan Assignment and Assumption); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender, any other assignee during the primary syndication of the Term Loans or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section 10.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date (as defined therein), shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be

EXHIBIT E-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

[for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]]

3.	Borrower:	SunEdison, Inc.

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4.	Administrative Agent: Deutsche Bank AG New York Branch, as the administrative agent under the Credit Agreement

5.	Credit Agreement: Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of April 26, 2016 (the terms defined therein being used herein as therein defined), among SunEdison, Inc., a Delaware corporation and a debtor and debtor-in-possession (the “Borrower”), the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the other parties party thereto.

6.	Assigned Interest[s]:

Assignor	Assignee	~~Aggregate~~	Amount of	Percentage	Aggregate	Amount of	Percentage	CUSIP
		~~Amount of~~	[Tranche	Assigned	Amount of	[L/C	Assigned of	Number
		~~[Tranche~~	[A]/[B]	of	[L/C	Borrowings]	[L/C
		~~[A]/[B]~~	[Term]/	[Tranche	Borrowings]	[obligations	Borrowings]
		~~[Term]/~~	[Roll-Up]	[A]/[B]	[issued and	to make L/C	[obligations
		~~[Roll-Up]~~	Loans]	[Term]/	outstanding	Advances to	to make L/C
		~~Loans]~~	[Tranche	[Roll-Up]	Replacement	reimburse the	Advances to
		Aggregate	~~[~~A~~]/[B]~~	Loans]	Letters of	L/C Issuer	reimburse the
		Amount of	Roll-Up	[Tranche	Credit] for	for amounts	L/C Issuer
		[Tranche	Dollar	~~[~~A~~]/[B]~~	all Lenders[12]	drawn under	for amounts
		[A]/[B]	Amount]	Roll-Up		Replacement	drawn under
		[Term]/	Assigned	Dollar		Letters of	Replacement
		[Roll-Up]		Amount]		Credit]	Letters of
		Loans]				Assigned	Credit]
[Tranche A
Roll-Up
Dollar
Amount] for all Lenders[11]
		$	$	_______%	$	$	_______%

		$	$	_______%	$	$	_______%

		$	$	_______%	$	$	_______%

[7. Trade Date:                     ]13

[11]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[12]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[13]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

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Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and][14] Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH, as
Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Consented to:][15]

~~SUNEDISON, INC., a debtor and debtor-in-possession, as Borrower~~

~~By:~~
~~Name:~~

[14]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[15]	To be added only if the consent of the ~~Borrower~~L/C Issuers is required by the terms of the Credit Agreement. Insert signature block for each L/C Issuer.

E-1-3

~~Title:~~
~~[Consented to:][16]~~

[	], as an L/C Issuer

By:
Name:
Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06 of the Credit Agreement (subject to such consents, if any, as may be required under such Section of the Credit Agreement) (including delivery of any tax forms required to be delivered pursuant to Section 3.01 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the

~~[16]~~	~~To be added only if the consent of the L/C Issuers is required by the terms of the Credit Agreement.~~

~~Insert signature block for each L/C Issuer.~~

E-1-4

opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) it is not a Disqualified Lender and (viii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed to any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York and, to the extent applicable, the Bankruptcy Code.

E-1-5

EXHIBIT E-2

FORM OF ASSIGNMENT AND ASSUMPTION

(TRANCHE B ROLL-UP RIGHTS)

This Assignment and Assumption (Tranche B Roll-Up Rights) (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

[for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]]

3.	Borrower:	SunEdison, Inc.

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4.	Administrative Agent: Deutsche Bank AG New York Branch, as the administrative agent under the Credit Agreement

5.	Credit Agreement: Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of April 26, 2016 (the terms defined therein being used herein as therein defined), among SunEdison, Inc., a Delaware corporation and a debtor and debtor-in-possession (the “Borrower”), the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the other parties party thereto.

6.	Assigned Interest[s]:

Assignor	Assignee	Aggregate Amount of Tranche B Roll- Up Dollar Amount Held by Assignor Immediately Prior to Assignment	Aggregate Amount of Tranche B Roll- Up Dollar Amount Assigned	Aggregate Amount Assigned of Tranche B Roll-Up Dollar Amount Retained by Assignor
		$	$		%
		$	$		%
		$	$		%

[7.	Trade Date: ][16]

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[16]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

E-2-2

[Consented to and][17] Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH, as
Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[17]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

E-2-3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

(TRANCHE B ROLL-UP RIGHTS)

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06 of the Credit Agreement (subject to such consents, if any, as may be required under such Section of the Credit Agreement) (including delivery of any tax forms required to be delivered pursuant to Section 3.01 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) it is not a Disqualified Lender and (viii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and

E-2-4

based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed to any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York and, to the extent applicable, the Bankruptcy Code.

E-2-5

EXHIBIT E-3

FORM OF ADMINISTRATIVE QUESTIONNAIRE

SUNEDISON, INC.

SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION

CREDIT AGREEMENT

ADMINISTRATIVE DETAILS FORM

DEUTSCHE BANK AG NEW YORK	Return to:
BRANCH
5022 Gate Parkway, Suite 100,	Telephone: (904) 271-2886
Jacksonville, FL 32256
Fax: (732) 380 3355
Attention: Sara Pelton
Email: sara.pelton@db.com	Email address: na.agencyservicing@db.com

ADMINISTRATIVE QUESTIONNAIRE FOR:

Please accurately complete the following information and return via fax or e-mail to the attention of Sara Pelton at Deutsche Bank AG New York Branch as soon as possible. It is very important that all of the requested information is accurately completed and returned promptly.

LEGAL NAME OF LENDING INSTITUTION TO APPEAR IN DOCUMENTATION:

NUMBER OF LINES NEEDED FOR SIGNATURE PAGE:

GENERAL INFORMATION — DOMESTIC LENDING OFFICE:

Institution Name:

Street Address:

City, State, Zip
Code:

E-3-1

CREDIT CONTACTS/NOTIFICATION METHODS

Contact Name:

Street Address:

City, State, Zip
Code:

Telephone Number:

Fax Number:

E-Mail Address:

TAX STATUS:

Is your institution a non-Resident Alien, foreign corporation or partnership?

Yes ☐	No ☐

If yes:

What is the country of incorporation or organization?:

Tax Form W-8BEN, W-8BEN-E or W-8ECI should be enclosed as per the Tax Section of the referenced Credit Agreement. Failure to properly complete and return the applicable form will subject your institution to withholding tax.

If No:

Please submit Tax Form W-9

Lender’s Tax Identification
Number:

CREDIT CONTACTS/NOTIFICATION METHODS

ADMINISTRATIVE CONTACTS—BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact Name:

Street Address:

City, State, Zip
Code:

Telephone Number:

Fax Number:

E-3-2

E-Mail Address:

BID LOAN NOTIFICATION: (IF APPLICABLE)

Contact Name:

Street Address:

City, State, Zip
Code:

Telephone Number:

Fax Number:

E-Mail Address:

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:

Routing Transit/ABA Number of Bank where funds are to be transferred:

Name of Account, if applicable:

Account Number:

Additional Information:

E-3-3